    SEI Index Funds
ABOUT THIS PROSPECTUS
------------------------------------------------------------------------

SEI Index Funds is a mutual fund that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies, and are designed primarily for institutional investors and financial institutions and their clients. This prospectus gives you important information about Class A Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

     S&P 500 INDEX FUND...................................................2
     BOND INDEX FUND......................................................4
     MORE INFORMATION ABOUT FUND INVESTMENTS..............................6
     THE INVESTMENT ADVISERS AND SUB-ADVISER..............................6
     PURCHASING, SELLING AND EXCHANGING FUND SHARES.......................7
     DIVIDENDS AND DISTRIBUTIONS..........................................9
     TAXES...............................................................10
     FINANCIAL HIGHLIGHTS................................................11
     HOW TO OBTAIN MORE INFORMATION ABOUT SEI INDEX FUNDS........Back Cover

                                                                    PROSPECTUS 1

                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of its Adviser. For the S&P 500 Index Fund, SEI Investments Management Corporation (SIMC) is the Adviser, and one or more Sub-Advisers manage a portion of the Fund's assets. SIMC acts as "manager of managers" for the S&P 500 Index Fund, and attempts to ensure that the Sub-Adviser(s) comply with the Fund's investment policies and guidelines. SIMC may also recommend the appointment of additional or replacement Sub-Advisers to the Fund's Board. Mellon Bond Associates, LLP serves as Adviser to the Bond Index Fund.

Each Fund attempts to track the performance of a benchmark index. Factors such as cash flows, Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, and regulatory policies may affect the Funds' ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, a Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objective of accurately correlating to an index. Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. No matter how good a job the Advisers do, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Funds hold. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The estimated level of volatility for each Fund is set forth in the Fund Summaries that follow. The effect on a Fund of a change in the value of a single security will depend on how widely that Fund diversifies its holdings.

2 PROSPECTUS

S&P 500 INDEX FUND

FUND SUMMARY

INVESTMENT GOAL                                     Investment results that correspond to the Standard
                                                    & Poor's 500 Composite Index (S&P 500 Index)
------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                              Medium to High
------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                       Utilizing a specialist sub-adviser, the Fund
                                                    invests in the common stocks and other equity
                                                    securities included in the S&P 500 Index.
------------------------------------------------------------------------------------------------------

INVESTMENT STRATEGY

The S&P 500 Index Fund invests substantially all of its assets in securities listed in the S&P 500 Index, which is comprised of 500 selected securities (mostly common stocks). The Fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (I.E., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes most of the companies in the S&P 500 Index. However, the Fund's Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the performance of the Fund may not correlate to that of the S&P 500 Index. In addition, the Fund is subject to the risk that its investment approach, which attempts to replicate the performance of the S&P 500 Index, may perform differently from other mutual funds which focus on particular equity market segments or invest in other asset classes.

                                                                    PROSPECTUS 3

                                                              S&P 500 INDEX FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for three years.*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997  32.82%
1998  28.18%
1999  20.56%

BEST QUARTER                                        WORST QUARTER
21.21%                                              -10.03%
(12/31/98)                                          (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S CLASS A TOTAL RETURN FROM JANUARY 1, 2000, TO JUNE 30, 2000, WAS -0.63%.

This table compares the Fund's average annual total returns for Class A for the periods ended December 31, 1999, to those of the S&P 500 Index.

                                                    SINCE INCEPTION
CLASS A SHARES                            1 YEAR  (FEBRUARY 28, 1996)
----------------------------------------------------------------------
S&P 500 INDEX FUND                        20.56%         25.56%
----------------------------------------------------------------------
S&P 500 INDEX*                            21.04%         26.27%**
----------------------------------------------------------------------

* AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE S&P 500 COMPOSITE INDEX IS A WIDELY RECOGNIZED, MARKET CAPITALIZATION-WEIGHTED INDEX (NUMBER OF SHARES OUTSTANDING MULTIPLIED BY STOCK PRICE) OF 500 STOCKS THAT ARE TRADED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND NASDAQ NATIONAL MARKET. THE INDEX IS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF 500 STOCKS REPRESENTING ALL MAJOR INDUSTRIES.
** THE INCEPTION DATE FOR THE INDEX IS FEBRUARY 29, 1996.

--------------------------------------------------------------------------------
FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.
ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                CLASS A SHARES
Investment Advisory Fees                                 0.03%
Distribution (12b-1) Fees                                 None
Other Expenses                                           0.40%
                                                        ------
Total Annual Fund Operating Expenses                     0.43%

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADMINISTRATOR IS VOLUNTARILY WAIVING A PORTION OF ITS FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THE ADMINISTRATOR MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

    S&P 500 INDEX FUND -- CLASS A SHARES            0.40%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISERS AND SUB-ADVISER" AND "DISTRIBUTION OF FUND SHARES."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, that Fund expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
S&P 500 Index Fund -- Class A
 Shares                          $44     $138     $241      $542

4 PROSPECTUS

BOND INDEX FUND

FUND SUMMARY

INVESTMENT GOAL                                     Investment results that correspond to the
                                                    performance of the Lehman Aggregate Bond Index
                                                    (Lehman Index)
------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                              Medium
------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                       Utilizing a specialist adviser, the Fund invests
                                                    in investment grade fixed income securities
                                                    included in the Lehman Index.
------------------------------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Bond Index Fund invests exclusively in investment grade (I.E., BBB/Baa or better at the time or purchase) corporate and government fixed income securities, including mortgage-backed securities, of U.S. and foreign issuers included in the Lehman Index. The Fund's ability to replicate the performance of the Lehman Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Adviser makes no attempt to "manage" the Fund in the traditional sense (I.E., by using economic, market or financial analyses). Instead, the Adviser will hold a representative sample of the securities in the Lehman Index, selecting a limited number of issues to represent entire "classes" of securities and dividing those classes into sectors based on issuer, quality and maturity. The Adviser will purchase various types of securities in an attempt to approximate the class and sector weightings of the Lehman Index. The Fund's Adviser may sell a security that has been downgraded or whose value has otherwise been impaired. The Fund in the aggregate generally will have a dollar-weighted average duration that is consistent with that of the Lehman Index (currently 4.5 years).

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The privately issued mortgage-backed securities that the Fund invests in are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity which provides credit enhancement could cause losses to the Fund and affect its share price.

The Fund is also subject to the risk that the performance of the Fund may not correlate to that of the Lehman Index. Since it purchases only a small sample of securities in the Lehman Index, the Fund's performance may not be similar to that of the Lehman Index. In addition, the Fund is subject to the risk that its investment approach, which attempts to replicate the performance of the Lehman Index, may perform differently than other mutual funds which focus on particular fixed income market segments or invest in other asset classes.

                                                                    PROSPECTUS 5

                                                                 BOND INDEX FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years.*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990   8.34%
1991  13.51%
1992   7.09%
1993   9.29%
1994  -3.18%
1995  17.94%
1996   2.96%
1997   9.38%
1998   8.86%
1999  -1.51%

BEST QUARTER                                        WORST QUARTER
5.96%                                               -2.89%
(6/30/95)                                           (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S CLASS A TOTAL RETURN FROM JANUARY 1, 2000, TO JUNE 30, 2000, WAS 3.94%. This table compares the Fund's average annual total returns for Class A for the periods ended December 31, 1999, to those of the Lehman Aggregate Bond Index.

                                                           SINCE INCEPTION
CLASS A SHARES                  1 YEAR  5 YEARS  10 YEARS  (MAY 19, 1986)
--------------------------------------------------------------------------
BOND INDEX FUND                 -1.51%   7.33%     7.09%        7.33%
--------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX*    -0.83%   7.73%     7.70%        8.13%**
--------------------------------------------------------------------------

* AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE LEHMAN AGGREGATE BOND INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE SECURITIES HAVE MORE INFLUENCE THAN LOWER MARKET VALUE SECURITIES) INDEX OF U.S. GOVERNMENT OBLIGATIONS, CORPORATE DEBT SECURITIES, AND AAA RATED MORTGAGE-BACKED SECURITIES. ALL SECURITIES IN THE INDEX ARE RATED INVESTMENT GRADE (BBB) OR HIGHER, WITH MATURITIES OF AT LEAST 1 YEAR.
** THE INCEPTION DATE FOR THE INDEX IS MAY 31, 1986.

--------------------------------------------------------------------------------
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.
ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                CLASS A SHARES
Investment Advisory Fees                                 0.07%
Distribution (12b-1) Fees                                 None
Other Expenses                                           0.64%
                                                        ------
Total Annual Fund Operating Expenses                     0.71%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADMINISTRATOR AND DISTRIBUTOR ARE VOLUNTARILY WAIVING A PORTION OF THEIR FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THE ADMINISTRATOR AND DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

    BOND INDEX FUND -- CLASS A SHARES               0.38%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISERS AND SUB-ADVISER" AND "DISTRIBUTION OF FUND SHARES."

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, that Fund expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
Bond Index Fund -- Class A
 Shares                          $73     $227     $395      $883

6 PROSPECTUS

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest at least 90% of their assets in the types of securities described in this prospectus. However, the Funds also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if the Adviser or Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.

INVESTMENT ADVISERS AND SUB-ADVISER

SEI INVESTMENTS MANAGEMENT CORPORATION (SIMC) ACTS AS THE MANAGER OF MANAGERS OF THE S&P 500 INDEX FUND, AND IS RESPONSIBLE FOR THE INVESTMENT PERFORMANCE OF THE FUND SINCE IT ALLOCATES THE FUND'S ASSETS TO ONE OR MORE SUB-ADVISERS AND RECOMMENDS HIRING OR CHANGING SUB-ADVISERS TO THE BOARD OF TRUSTEES. World Asset Management, LLC, the Sub-Adviser of the S&P 500 Index Fund, provides security selection advice for the Fund. Mellon Bond Associates, LLP, the Adviser to the Bond Index Fund, provides security selection advice for that Fund.

Each Investment Adviser or Sub-Adviser makes investment decisions for the Funds and continuously reviews, supervises, and administers its Fund's investment program. SIMC oversees the Sub-Adviser to ensure compliance with the Fund's investment policies and guidelines and monitors the Sub-Adviser's adherence to its investment style. The Board of Trustees of the Funds supervises the Adviser and Sub-Adviser and establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by SIMC for the S&P 500 Index Fund. SIMC pays the Sub-Adviser out of the investment advisory fees it receives (described below).

SIMC, an SEC-registered adviser, serves as the Adviser to the S&P 500 Index Fund. As of May 31, 2000, SIMC had approximately $30.8 billion in assets under management. For the fiscal year ended March 31, 2000, SIMC received advisory fees of:

S&P 500 Index Fund                                  0.03%

Mellon Bond Associates, LLP ("MBA") serves as the Adviser to the Bond Index Fund. As of May 31, 2000, MBA had approximately $54.5 billion in assets under management. For the fiscal year ended March 31, 2000, MBA received advisory fees of:

Bond Index Fund                                     0.07%

World Asset Management, LLC ("World") serves as Sub-Adviser to the S&P 500 Index Fund. As of May 31, 2000, World had approximately $22.3 billion in assets under management.

                                                                    PROSPECTUS 7

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares of the Funds.

The Funds offer Class A Shares only to financial institutions and intermediaries for their own or their customers' accounts. For more information on how to open an account and set up procedures for placing transactions, please call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class A Shares by placing orders with the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Cash investments must be transmitted or delivered in federal funds to the Funds' wire agents by the close of business on the day after the order is placed. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Funds or their shareholders.

When you purchase, sell or exchange Fund shares through financial institutions (rather than directly from the Funds), you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange request for Fund shares. These requests are normally executed at the net asset value per share (NAV) next determined after the intermediary receives the request. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Funds. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally the Funds must receive your purchase order before 4:00 p.m., Eastern time.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

The Bond Index Fund holds securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of the Fund's investments may change on days when you cannot purchase or sell Fund shares.

MINIMUM PURCHASES

To purchase Class A Shares for the first time, you must invest at least $100,000 in any Fund. Your subsequent investments in any Fund must be made in amounts of at least $1,000. The Funds may accept investments of smaller amounts at their discretion.

8 PROSPECTUS

PURCHASING, SELLING AND EXCHANGING FUND SHARES

HOW TO SELL YOUR FUND SHARES

If you hold Class A Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds (or their authorized intermediary) receive your request.

RECEIVING YOUR MONEY

Normally, the Funds will make payment on your sale the Business Day after they receive your request, but it may take up to seven days. Your proceeds will be wired to your bank account.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

HOW TO EXCHANGE YOUR SHARES

You may exchange your Class A Shares of the Funds for Class A Shares of any other SEI Fund on any Business Day through your financial institution or intermediary by mail or telephone. Your financial institution or intermediary may charge you a fee for its services. This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transacts with the Funds over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the Funds. SIDCo. receives no compensation for distributing the Funds' Class A Shares.

For Class A Shares, shareholder servicing fees, as a percentage of average daily net assets may be up to 0.15% and 0.25%, respectively, for the S&P 500 Index and Bond Index Funds.

                                                                    PROSPECTUS 9

                                                     DIVIDENDS AND DISTRIBUTIONS

The S&P 500 Index Fund distributes its investment income quarterly and the Bond Index Fund distributes its investment income monthly as dividends to shareholders. Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

10 PROSPECTUS

TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and net realized capital gains, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. The Bond Index Fund generally expects that its distributions, as a result of its investment objective, will consist of primarily ordinary income. EACH SALE OR EXCHANGE OF FUND SHARES IS GENERALLY A TAXABLE EVENT. For tax purposes, an exchange of your Fund share for shares of a different SEI Fund is the same as a sale.

MORE INFORMATION ABOUT TAXES IS IN THE FUNDS' SAI.

                                                                   PROSPECTUS 11

                                                            FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by Arthur Andersen, LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies the Funds' Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

SEI INDEX FUNDS -- FOR THE PERIODS ENDED MARCH 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                NET
                                              REALIZED
                                                AND                                             NET
                                             UNREALIZED                                        ASSET
                      NET ASSET               GAINS OR      DIVIDENDS       DISTRIBUTIONS      VALUE,
                       VALUE,       NET       (LOSSES)       FROM NET            FROM           END                   NET ASSETS
                      BEGINNING  INVESTMENT      ON         INVESTMENT         CAPITAL           OF        TOTAL        END OF
                      OF PERIOD    INCOME    SECURITIES       INCOME            GAINS          PERIOD     RETURN*    PERIOD (000)
                      ---------  ----------  ----------  ----------------  ----------------  ----------  ----------  ------------
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
---------------------------------------------------------------------------------------------------------------------------------
  CLASS A+
    2000............   $40.13      $0.39       $ 6.60         $(0.39)          $ (0.31)        $46.42      17.52%     $1,002,691
    1999............    34.71       0.40         5.76          (0.40)            (0.34)         40.13      18.05%        687,706
    1998............    24.06       0.41        10.86          (0.41)            (0.21)         34.71      47.43%        451,077
    1997............    20.87       0.48         3.47          (0.43)            (0.33)         24.06      19.22%        108,770
    1996(1).........    20.82         --         0.05             --                --          20.87       0.24%          3,007
---------------------------------------------------------------------------------------------------------------------------------
BOND INDEX FUND
---------------------------------------------------------------------------------------------------------------------------------
  CLASS A+
    2000............   $10.55      $0.61       $(0.45)        $(0.61)          $    --         $10.10       1.62%        $70,501
    1999............    10.52       0.62         0.03          (0.62)               --          10.55       6.25%         56,981
    1998............    10.01       0.64         0.51          (0.64)               --          10.52      11.81%         43,282
    1997............    10.26       0.64        (0.21)         (0.68)               --          10.01       4.36%         35,691
    1996(2).........     9.90       0.64         0.36          (0.64)               --          10.26      10.31%         51,185

                                                RATIO      RATIO OF
                                                  OF         NET
                                   RATIO OF    EXPENSES   INVESTMENT
                                     NET          TO        INCOME
                       RATIO OF   INVESTMENT   AVERAGE    TO AVERAGE
                       EXPENSES     INCOME    NET ASSETS  NET ASSETS  PORTFOLIO
                      TO AVERAGE  TO AVERAGE  (EXCLUDING  (EXCLUDING   TURNOVER
                      NET ASSETS  NET ASSETS   WAIVERS)    WAIVERS)      RATE
                      ----------  ----------  ----------  ----------  ----------

S&P 500 INDEX FUND
---------------------------------------------------------------------------------
  CLASS A+
    2000............    0.40%       0.93%       0.43%       0.90%         7%
    1999............    0.40%       1.11%       0.44%       1.07%         7%
    1998............    0.40%       1.37%       0.44%       1.33%         4%
    1997............    0.40%       1.84%       0.46%       1.78%         2%
    1996(1).........    0.46%       0.97%       0.58%       0.85%         3%
---------------------------------------------------------------------------------------------
BOND INDEX FUND
---------------------------------------------------------------------------------------------------------
  CLASS A+
    2000............    0.38%       6.02%       0.71%       5.69%        47%
    1999............    0.38%       5.79%       0.72%       5.45%        40%
    1998............    0.38%       6.22%       0.78%       5.82%        44%
    1997............    0.38%       6.26%       0.71%       5.93%        46%
    1996(2).........    0.38%       6.20%       0.48%       6.10%        59%

 * The total return has not been annualized
 + On July 31, 1997 the Board of Trustees approved the renaming of the Class E shares to Class A shares
(1) S&P 500 Index Class A shares, formerly the Class E shares, were offered beginning February 28, 1996. All ratios for that period have been annualized.
(2) The investment adviser was changed from World Asset Management to Mellon Bond Associates effective October 2, 1996

SEI
  INVESTMENTS

  The Art of People. The Science of Results.


More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated July 31, 2000 includes more detailed information about SEI Index Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports typically list the Funds' holdings and contain information from the Funds' managers about fund strategies and market conditions and trends. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:   CALL 1-8OO-DIAL-SEI

By Mail:        Write to the Funds at:
                One Freedom Valley Drive
                Oaks, PA 19456

By Internet:    http://www.seic.com

From the SEC: You can obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the SEI Index Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

The Fund's Investment Company Act registration number is 811-4283.

SEI-F-096-07

SEI
  INVESTMENTS

                       PROSPECTUS AS OF JULY 31, 2000

                SEI INDEX FUNDS

                        ------------------------
                        S&P 500 Index Fund
                        ------------------------
                        Bond Index  Fund
                        ------------------------

                        The Securities and Exchange
                        Commission has not approved
                        or disapproved or passed upon
                        the adequacy of this prospectus.
                        Any representation to the
                        contrary is a criminal offense.

    SEI Index Funds
ABOUT THIS PROSPECTUS
------------------------------------------------------------------------

SEI Index Funds is a mutual fund that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class E Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

     PRINCIPLE INVESTMENT STRATEGIES AND RISKS, PERFORMANCE INFORMATION AND
     EXPENSES.............................................................1
     MORE INFORMATION ABOUT FUND INVESTMENTS..............................4
     THE INVESTMENT ADVISER AND SUB-ADVISER...............................4
     PURCHASING AND SELLING FUND SHARES...................................5
     DIVIDENDS AND DISTRIBUTIONS..........................................7
     TAXES................................................................8
     FINANCIAL HIGHLIGHTS.................................................9
     HOW TO OBTAIN MORE INFORMATION ABOUT SEI INDEX FUNDS........Back Cover

                                                                    PROSPECTUS 1

                                                         RISK/RETURN INFORMATION

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Fund's assets are managed under the direction of SEI Investments Management Corporation ("SIMC"), and one or more Sub-Advisers who manage portions of the Fund's assets in a way that they believe will help the Fund achieve its goal. SIMC acts as "manager of managers" for the Fund, and attempts to ensure that the Sub-Adviser complies with the Fund's investment policies and guidelines. SIMC may also recommend the appointment of additional or replacement Sub-Advisers to the Fund's Board.

The Fund attempts to track the performance of a benchmark index. Factors such as cash flows, Fund expenses, imperfect correlation between the Fund's investments and those of their benchmarks, rounding of share prices, changes to the benchmark, and regulatory policies may affect the Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, a Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objective of accurately correlating to an index. Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. No matter how good a job the Adviser and Sub-Adviser do, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The estimated level of volatility for the Fund is set forth in the Fund Summary that follows. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2 PROSPECTUS

S&P 500 INDEX FUND

FUND SUMMARY

INVESTMENT GOAL                                     Investment results that correspond to the Standard
                                                    & Poor's 500 Composite Index (S&P 500 Index)
------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                              Medium to High
------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                       Utilizing a specialist sub-adviser, the Fund
                                                    invests in the common stocks and other equity
                                                    securities included in the S&P 500 Index.
------------------------------------------------------------------------------------------------------

INVESTMENT STRATEGY

The S&P 500 Index Fund invests substantially all of its assets in securities listed in the S&P 500 Index, which is comprised of 500 selected securities (mostly common stocks). The Fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (I.E., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes most of the companies in the S&P 500 Index. However, the Fund's Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the performance of the Fund may not correlate to that of the S&P 500 Index. In addition, the Fund is subject to the risk that its investment approach, which attempts to replicate the performance of the S&P 500 Index, may perform differently from other mutual funds which focus on particular equity market segments or invest in other asset classes.

                                                                    PROSPECTUS 3

                                                              S&P 500 INDEX FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class E Shares from year to year for ten years.*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990  -3.16%
1991  29.94%
1992   7.36%
1993   9.83%
1994   0.99%
1995  37.35%
1996  22.62%
1997  33.07%
1998  28.34%
1999  20.82%

BEST QUARTER                                        WORST QUARTER
21.26%                                              -13.78%
(12/31/98)                                          (9/30/90)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S CLASS E TOTAL RETURN FROM JANUARY 1, 2000, TO JUNE 30, 2000, WAS -0.53%.

This table compares the Fund's average annual total returns for Class E for the periods ended December 31, 1999, to those of the S&P 500 Index.

                                                             SINCE
                                                           INCEPTION
CLASS E                                                    (JULY 31,
SHARES                          1 YEAR  5 YEARS  10 YEARS    1985)
---------------------------------------------------------------------
S&P 500 INDEX FUND              20.82%  28.29%    17.94%      17.97%*
---------------------------------------------------------------------
S&P 500 INDEX*                  21.04%  28.55%    18.20%      18.45%**
---------------------------------------------------------------------

* AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE S&P 500 COMPOSITE INDEX IS A WIDELY RECOGNIZED, MARKET CAPITALIZATION-WEIGHTED INDEX (NUMBER OF SHARES OUTSTANDING MULTIPLIED BY STOCK PRICE) OF 500 STOCKS THAT ARE TRADED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND NASDAQ NATIONAL MARKET. THE INDEX IS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF 500 STOCKS REPRESENTING ALL MAJOR INDUSTRIES.
** THE INCEPTION DATE FOR THE INDEX IS JULY 31, 1985.

--------------------------------------------------------------------------------
FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.
ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                CLASS E SHARES
Investment Advisory Fees                                 0.03%
Distribution (12b-1) Fees                                 None
Other Expenses                                           0.49%
                                                        ------
Total Annual Fund Operating Expenses                     0.52%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADMINISTRATOR AND DISTRIBUTOR ARE VOLUNTARILY WAIVING A PORTION OF THEIR FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THE ADMINISTRATOR AND DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

    S&P 500 INDEX FUND -- CLASS E                   0.25%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER AND SUB-ADVISER" AND "DISTRIBUTION OF FUND SHARES."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, that Fund expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
S&P 500 Index Fund -- Class E
 Shares                          $53     $167     $291      $653

4 PROSPECTUS

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest at least 90% of its assets in the types of securities described in this prospectus. However, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser or Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that the Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISER

SEI INVESTMENTS MANAGEMENT CORPORATION (SIMC) ACTS AS THE MANAGER OF MANAGERS OF THE S&P 500 INDEX FUND, AND IS RESPONSIBLE FOR THE INVESTMENT PERFORMANCE OF THE FUND SINCE IT ALLOCATES THE FUND'S ASSETS TO ONE OR MORE SUB-ADVISERS AND RECOMMENDS HIRING OR CHANGING SUB-ADVISERS TO THE BOARD OF TRUSTEES. World Asset Management, LLC, the Sub-Adviser of the S&P 500 Index Fund, makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

SIMC oversees the Sub-Adviser to ensure compliance with the Fund's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Board of Trustees of the Fund supervises the Adviser and Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by SIMC. SIMC pays the Sub-Adviser out of the investment advisory fees it receives (described below).

SIMC, an SEC-registered adviser, serves as the Adviser to the S&P 500 Index Fund. As of May 31, 2000, SIMC had approximately $30.8 billion in assets under management. For the fiscal year ended March 31, 2000, SIMC received advisory fees of 0.03%.

World Asset Management, LLC ("World") serves as Sub-Adviser to the S&P 500 Index Fund. As of May 31, 2000, World had approximately $22.3 billion in assets under management.

                                                                    PROSPECTUS 5

                                              PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Class E Shares of the Fund.

The Fund offers Class E Shares only to financial institutions and intermediaries for their own or their customers' accounts. For more information on how to open an account and set up procedures for placing transactions, please call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class E Shares by placing orders with the Fund's Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Cash investments must be transmitted or delivered in federal funds to the Fund's wire agents by the close of business on the day after the order is placed. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

When you purchase, sell or exchange Fund shares through financial institutions (rather than directly from the Fund), you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the net asset value per share (NAV) next determined after the intermediary receives the request. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Fund. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally the Fund must receive your purchase order before 4:00 p.m., Eastern time.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $5,000,000 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $1,000. The Fund may accept investments of smaller amounts at its discretion.

HOW TO SELL YOUR FUND SHARES

If you hold Class E Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Fund (or its authorized intermediary) receives your request.

6 PROSPECTUS

PURCHASING AND SELLING FUND SHARES

RECEIVING YOUR MONEY

Normally, the Fund will make payment on your sale the Business Day after the Fund receives your request, but it may take up to seven days. Your proceeds will be wired to your bank account.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transacts with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Fund. SIDCo. receives no compensation for distributing the Fund's Class E Shares.

For Class E Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to .25%.

                                                                    PROSPECTUS 7

                                                     DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its investment income periodically (at least annually) as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

8 PROSPECTUS

TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF FUND SHARES IS GENERALLY A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE FUND'S SAI.

                                                                    PROSPECTUS 9

                                                            FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class E Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by Arthur Andersen, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies the Fund's Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

SEI INDEX FUNDS -- FOR THE PERIODS ENDED MARCH 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           NET
                                                         REALIZED
                                                           AND
                                                        UNREALIZED
                                NET ASSET                GAINS OR   DIVIDENDS   DISTRIBUTIONS
                                  VALUE,       NET       (LOSSES)    FROM NET       FROM       NET ASSET             NET ASSETS
                                BEGINNING   INVESTMENT      ON      INVESTMENT     CAPITAL     VALUE, END   TOTAL      END OF
                                OF PERIOD     INCOME    SECURITIES    INCOME        GAINS      OF PERIOD   RETURN*  PERIOD (000)
                                ----------  ----------  ----------  ----------  -------------  ----------  -------  ------------
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
--------------------------------------------------------------------------------------------------------------------------------
  CLASS E++
    2000......................    $40.23      $0.45        $6.62      $(0.45)      $(0.31)       $46.54    17.79%    $2,055,361
    1999......................     34.77       0.57         5.68       (0.45)       (0.34)        40.23    18.29%     1,606,449
    1998......................     24.10       0.45        10.88       (0.45)       (0.21)        34.77    47.62%     1,300,924
    1997......................     20.88       0.46         3.54       (0.45)       (0.33)        24.10    19.46%       835,889
    1996......................     16.40       0.44         4.72       (0.37)       (0.31)        20.88    31.88%       630,566


                                                                     RATIO OF NET
                                             RATIO OF      RATIO      INVESTMENT
                                               NET      OF EXPENSES     INCOME
                                 RATIO OF   INVESTMENT  TO AVERAGE    TO AVERAGE
                                 EXPENSES     INCOME    NET ASSETS    NET ASSETS   PORTFOLIO
                                TO AVERAGE  TO AVERAGE  (EXCLUDING    (EXCLUDING   TURNOVER
                                NET ASSETS  NET ASSETS   WAIVERS)      WAIVERS)      RATE
                                ----------  ----------  -----------  ------------  ---------

S&P 500 INDEX FUND
---------------------------------------------------------------------------------------------
  CLASS E++
    2000......................     0.25%       1.07%       0.52%        0.80%          7%
    1999......................     0.35%       1.26%       0.54%        0.97%          7%
    1998......................     0.25%       1.55%       0.54%        1.26%          4%
    1997......................     0.25%       2.03%       0.54%        1.74%          2%
    1996......................     0.25%       2.31%       0.35%        2.21%          3%

 * The total return has not been annualized.
 ++ On July 31, 1997 the Board of Trustees approved the renaming of the Class A shares to Class E shares.

SEI
  INVESTMENTS

The Art of People. The Science of Results.


More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated July 31, 2000, includes more detailed information about SEI Index Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports typically list the Fund holdings and contain information from the Fund managers about fund strategies and market conditions and trends. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

By Telephone:   Call 1-8OO-DIAL-SEI

By Mail:        Write to the Fund at:
                One Freedom Valley Drive
                Oaks, PA 19456

By Internet:    http://www.seic.com

From the SEC: You can obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the SEI Index Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

The Fund's Investment Company Act registration number is 811-4283.

SEI-F-111-06

SEI
  INVESTMENTS

                        PROSPECTUS AS OF JULY 31, 2000


                SEI INDEX FUNDS

                        [GRAPHIC]

                        ------------------------
                        S&P 500 Index Fund
                        ------------------------

                       The Securities and Exchange
                       Commission has not approved
                       or disapproved these securities
                       or passed upon the adequacy of
                       this prospectus. Any representation
                       to the contrary is a criminal
                       offense.

                                SEI INDEX FUNDS

Administrator:

  SEI Investments Fund Management

Distributor:

  SEI Investments Distribution Co.

Investment Advisers and Sub-Advisers:

  SEI Investments Management Corporation
  Mellon Bond Associates, LLP
  World Asset Management LLC

    This STATEMENT OF ADDITIONAL INFORMATION is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the SEI Index Funds (the "Trust") and should be read in conjunction with the Trust's Prospectuses dated July 31, 2000. Prospectuses may be obtained without charge by writing the Trust's distributor, SEI Investments Distribution Co. (the "Distributor"), Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. Unless otherwise defined herein, capitalized terms used herein but not defined herein shall have the respective meanings set forth in the Prospectus.

                               TABLE OF CONTENTS

The Trust.................................................................   S-2
Investment Objectives and Policies........................................   S-2
Description of Permitted Investments and Risk Factors.....................   S-5
Investment Limitations....................................................  S-13
The Administrator and Transfer Agent......................................  S-15
The Advisers and Sub-Adviser..............................................  S-16
Distribution and Shareholder Servicing....................................  S-17
Trustees and Officers of the Trust........................................  S-17
Performance...............................................................  S-20
Purchase and Redemption of Shares.........................................  S-21
Taxes.....................................................................  S-22
Portfolio Transactions....................................................  S-24
Description of Shares.....................................................  S-26
Limitation of Trustees' Liability.........................................  S-26
Code of Ethics............................................................  S-26
Voting Rights.............................................................  S-26
Shareholder Liability.....................................................  S-26
Control Persons and Principal Holders of Securities.......................  S-27
Custodian.................................................................  S-28
Experts...................................................................  S-28
Legal Counsel.............................................................  S-28
Financial Statements......................................................  S-28

July 31, 2000

                                   THE TRUST

    SEI Index Funds (the "Trust") is a diversified, open-end management investment company established as a Massachusetts business trust pursuant to a Declaration of Trust dated March 6, 1985. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and separate classes of series. Except for differences between Class A and Class E shares of the S&P 500 Index Fund pertaining to shareholder service plans, each share of each fund represents an equal proportionate interest in that fund with each other share of that fund. This Statement of Additional Information relates to the Trust's S&P 500 Index Fund and the Bond Index Fund (the "Funds").

    The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

    The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in index funds or the Fund or the ability of the S&P 500 Composite Stock Price Index (the "S&P 500 Index") to track general stock market performance. S&P's only relationship to the licensee, the Trust, is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the licensee or the Fund. S&P has no obligation to take the needs of the licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of, the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                       INVESTMENT OBJECTIVES AND POLICIES

    S&P 500 INDEX FUND--The S&P 500 Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index, which is comprised of 500 selected securities (most of which are common stocks listed on the New York Stock Exchange).

    The Fund's ability to duplicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cashflows into and out of the Fund, as well as on the level of the Fund's expenses.

    Adjustments made to accommodate cash flows will track the S&P 500 Index to the maximum extent possible, and may result in brokerage expenses for the Fund. Over time, the correlation between the performance of the Fund and the S&P 500 Index is expected to be over 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500 Index.

    The Fund will normally be invested in all of the stocks and other securities which comprise the S&P 500 Index, except when changes are made to the S&P 500 Index itself. The Fund's policy is to be fully invested in common stocks and other securities included in the S&P 500 Index, and it is expected that cash reserve items would normally be less than 10% of net assets. Accordingly, an investment in shares of the Fund involves risks similar to those of investing in a portfolio consisting of the common stocks and other securities of some or all of the companies included in the S&P 500 Index.

    The weightings of securities in the S&P 500 Index are based on each security's relative total market value, I.E., market price per share times the number of shares outstanding. Because of this weighting, approximately 50% of the S&P 500 Index is currently composed of stocks of the 50 largest companies in the S&P 500 Index, and the S&P 500 Index currently represents over 65% of the market value of all U.S. common stocks listed on the New York Stock Exchange.

    World Asset Management, LLC ("World"), the Fund's investment sub-adviser, makes no attempt to "manage" the Fund in the traditional sense (I.E., by using economic, financial or market analyses). The adverse financial situation of a company usually will not result in the elimination of a security from the Fund. However, an investment may be removed from the Fund if, in the judgment of World, the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions. Furthermore, administrative adjustments may be made in the Fund from time to time because of mergers, changes in the composition of the S&P 500 Index and similar reasons. In certain circumstances, World may exercise discretion in determining whether to exercise warrants or rights issued in respect to fund securities or whether to tender fund securities pursuant to a tender or exchange offer.

    The equity securities in which the Fund invests are common stocks, preferred stocks, securities convertible into common stock and American Depositary Receipts ("ADRs"). The Fund may also purchase shares of real estate investment trusts ("REITs").

    The Fund may enter into stock index futures contracts to maintain adequate liquidity to meet its redemption demands while maximizing the level of the Fund's assets which are tracking the performance of the S&P 500 Index, provided that the value of these contracts does not exceed 20% of the Fund's total assets. The Fund may only purchase those stock index futures contracts--such as futures contracts on the S&P 500 Index--that are likely to closely replicate the performance of the S&P 500 Index. The Fund also can sell such futures contracts in order to close out a previously established position. The Fund will not enter into any stock index futures contract for the purpose of speculation, and will only enter into contracts traded on national securities exchanges with standardized maturity dates.

    The Fund may invest cash reserves in securities issued by the U.S. Government, its agencies or instrumentalities, bankers' acceptances, commercial paper rated at least A-1 by S&P and/or Prime-1 by Moody's Investors Services, Inc. ("Moody's"), certificates of deposit and repurchase agreements involving such obligations. Such investments will not be used for defensive purposes.

    BOND INDEX FUND--The Bond Index Fund currently seeks to provide investment results that correspond to the aggregate price and interest performance of the Lehman Aggregate Bond Index (the "Lehman Index"), which tracks the performance of debt securities. The Lehman Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. The Lehman Index includes fixed rate debt issues rated investment grade or higher by one or more nationally recognized statistical ratings organizations ("NRSROs"). All issues have at least one year to maturity and an outstanding par value of at least $100 million. Lehman Brothers, Inc. is neither a sponsor of nor in any other way affiliated with the Trust. Inclusion of a security in the Lehman Index in no way implies an opinion of Lehman Brothers, Inc. as to its attractiveness or appropriateness as an investment.

    In seeking to generate results that correspond to the performance of the Lehman Index, the Fund will invest in the following obligations: (i) debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) investment-grade debt obligations issued by U.S. corporations; (iii) debt obligations issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies;
(iv) mortgage-backed securities, including conventional 15- and 30-year fixed rate mortgages, graduated payment mortgages, balloon mortgages and adjustable rate mortgages; (v) asset-backed securities; and (vi) any other issues that are included in the Lehman Index.

    Fixed income securities in which the Fund may invest must be rated BBB or better by S&P or Baa or better by Moody's at the time of purchase. Debt securities rated BBB or Baa lack outstanding investment characteristics and have speculative characteristics as well. In the event that a security held by the Fund is downgraded below investment grade, the adviser will promptly review the situation and take appropriate action.

    If an obligation which is included in the Lehman Index on the first day of the month ceases to meet any of the qualifications for inclusion in the Lehman Index during that month, the obligation remains in the Lehman Index through the end of that month and then is eliminated from the Lehman Index. Mellon Bond Associates, LLP ("MBA"), the Fund's investment adviser, will monitor portfolio securities in order to determine whether any of these obligations have ceased to qualify for inclusion in the Lehman Index. If an obligation has ceased to qualify for inclusion in the Lehman Index as a result of: (i) a lowered investment rating, (ii) an aggregate outstanding principal amount of less than $100 million, or (iii) a remaining maturity that no longer exceeds one year (collectively, "Ineligible Obligations"), the investment adviser may either undertake to sell such Ineligible Obligations as quickly as is financially prudent, which may be prior to or later than the time that obligation is removed from the Lehman Index, or may determine to retain the security. To the extent that the investment adviser determines to retain Ineligible Obligations, such Ineligible Obligations, together with cash and money market instruments, will not exceed 20% of the Fund's net assets. Although the Fund retains the right to invest up to 20% of its net assets in Ineligible Obligations, cash and money market instruments, these items are expected to constitute less than 10% of the net assets of the Fund. Obligations held by the Fund that became Ineligible Obligations as a result of being rated below investment grade (which securities are often referred to as "junk bonds") will not constitute more than 5% of the Fund's net assets. In addition, cash holdings will not exceed 5% of the Fund's net assets. In addition, obligations that become eligible for inclusion in the Lehman Index during a particular month generally will not actually be included in the Lehman Index until the next month. However, the Fund may elect to purchase any such obligation and deem it to be included in the Lehman Index once it becomes eligible.

    The Fund generally will not hold all of the individual issues which comprise the Lehman Index because of the large number of securities involved. Instead, the Fund will hold a representative sample of the securities in the Index, selecting issues to represent entire "classes" or types of securities in the Lehman Index. Obligations included in the Lehman Index have been categorized by MBA into sectors which have been organized on the basis of type of issuer, and then further classified by quality and remaining maturities. The percentage of the Fund's assets to be invested in the aggregate obligations included in a particular sector of the Lehman Index will approximate, to the maximum extent feasible, the percentage such sector represents in the Lehman Index. The Fund's ability to duplicate the performance of the Lehman Index will depend to some extent on the size and timing of cash flows into and out of the Portfolio, as well as on the level of the Fund's expenses, and the capability of MBA to select a representative sample of the securities included in the Lehman Index. To the extent that the size of the Fund's assets limits the number of issues that the Fund can purchase, there is more potential for deviation from the Lehman Index's performance than at larger asset levels.

    The Fund may invest in restricted securities, including Rule 144A securities, included in the Lehman Index.

GENERAL

    Each Fund may lend a portion of its assets to qualified institutions for the purpose of realizing additional income, however neither Fund has any present intention to lend its securities. Each Fund may invest in illiquid securities; however, not more than 10% of the total assets of each Fund will be invested in such instruments. The Funds may enter into forward commitments, or purchase securities on a when-issued or delayed delivery basis.

    There can be no assurance that the Funds will achieve their respective investment objectives.

             DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

    AMERICAN DEPOSITARY RECEIPTS ("ADRs")--ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipts underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

    ASSET-BACKED SECURITIES (NON-MORTGAGE)--Asset-backed securities consist of securities secured by company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust or corporation, organized solely for purpose of owning such assets and issuing such debt. A Fund may invest in other asset-backed securities that may be created in the future if the Advisor determines they are suitable.

    BANK OBLIGATIONS--The Funds may invest in bank obligations of U.S. commercial banks or savings and loan institutions, including certificates of deposit, time deposits and bankers' acceptances. A time deposit is an account containing a currency balance pledged to remain at a particular bank for a specified period in return for payment of interest. A bankers' acceptance is a bill of exchange guaranteed by a bank or trust company for payment within one to six months. Bankers' acceptances are used to provide manufacturers and exporters with capital to operate between the time of manufacture or export and payment by the purchaser. A certificate of deposit is an interest-bearing instrument with a specific maturity issued by a bank or savings and loan institution in exchange for the deposit of funds that normally can be traded in the secondary market prior to maturity.

    EQUITY SECURITIES--Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, and warrants and other rights to acquire such instruments. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

    FIXED INCOME SECURITIES--Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations. The market value of the fixed income investments will generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

    Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

    FOREIGN SECURITIES--Foreign securities are securities issued by non-U.S. issuers. The Funds may invest in U.S. dollar denominated obligations or securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits, Yankee Certificates of Deposit and investments in Canadian Commercial Paper and Europaper. These instruments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Investing in the securities of foreign companies and the utilization of forward foreign currency contracts involve special risks and considerations not typically associated with investing in U.S. companies. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in the exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to different accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The yankee obligations selected for a Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

    Some securities issued by foreign governments or their subdivisions, agencies or instrumentalities may not be backed by the full faith and credit of the foreign government.

    FUTURES AND OPTIONS ON FUTURES--Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

    An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

    In order to avoid leveraging and related risks, when a Fund invests in futures contracts, it will cover its position by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked to market on a daily basis.

    A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), so long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Fund's net assets.

    There are risks associated with these activities, including the following:
(1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

    ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities over seven days in length.

    JUNK BONDS--Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

    MONEY MARKET INSTRUMENTS--Money market instruments are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations that issue high-quality commercial paper; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

    MORTGAGE BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

    The Bond Index Fund may purchase securities representing interests in mortgage pools guaranteed by U.S. Government agencies or instrumentalities, including Government National Mortgage Association ("GNMA"), Fannie Mae and Federal Home Loan Mortgage Corporation ("FHLMC"), conventional mortgage-pass through obligations, and Federal Housing Administration-insured mortgage pools.

    GOVERNMENT PASS-THROUGH SECURITIES--These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. GNMA is a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Fund will receive monthly scheduled payments of principal and interest. In addition, the Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then prevailing interest rate.

    Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

PRIVATE PASS-THROUGH SECURITIES--These are mortgage-backed securities issued by a non-governmental entity, such as a trust or corporate entity. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs")--CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

REMICs--A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, (the "Code") and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBs")--SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs, therefore, may be illiquid.

    OPTIONS--A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

    A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

    Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

    All options written on indices or securities must be covered. When a Fund writes an option or security on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

    Each Fund may trade put and call options on securities and securities indices, as the advisers determine is appropriate in seeking the Fund's investment objective, and except as restricted by each Fund's investment limitations as set forth below. See "Investment Limitations."

    The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

    A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

    A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

    A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission (the "SEC") that OTC options are generally illiquid.

    The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

RISK FACTORS. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

    REAL ESTATE INVESTMENT TRUST ("REITs")--REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

    A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent on financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the Investment Company Act of 1940 (the "1940 Act").

    REPURCHASE AGREEMENTS--Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. A fund may enter into repurchase agreements only with financial institutions that its adviser deems to present minimal risk of bankruptcy during the term of the agreement, based on guidelines that are periodically reviewed by the Board of Trustees. These guidelines currently permit each Fund to enter into repurchase agreements only with approved banks and primary securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million, or with a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. Each adviser will monitor compliance with this requirement. Under all repurchase agreements entered into by a Fund, the Fund or its agent will have actual or constructive possession of the securities held as collateral for the repurchase agreement. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the security and may suffer a loss if the Fund is treated as an unsecured creditor.

    SECURITIES LENDING--In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities, in an amount at least equal to the market value of the loaned securities. Loans are made only to borrowers deemed by the advisers to be in good standing and when, in the judgment of the advisers, the consideration that can be earned currently from such loaned securities justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Funds may use the Distributor as a broker in these transactions.

    STOCK INDEX FUTURES--A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

    In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

    There are risks associated with these activities, including the following:
(1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures.

    The S&P 500 Index Fund may invest in stock index futures. No price is paid upon entering into futures contracts. Instead, a Fund is required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, call "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The nature of initial and variation margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, the margin is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. The value of the contract usually will vary in direct proportion to the total face value. Market value of a stock index futures position is defined as the closing value of the index multiplied by 500 times the number of contracts held.

    The Fund's ability to effectively utilize futures contracts depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

    In considering the proposed use of futures contracts, particular note should be taken that futures contracts relate to the anticipated levels at some point in the future not to the current level of the underlying instrument; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself. There is, in addition, a risk that movements in the price of futures contracts will not correlate with the movement in prices of the stock index being tracked. There may be several reasons unrelated to the value of the underlying securities which causes this situation to occur. First, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities markets and the futures markets may occur. Second, because the deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. The Fund will not engage in transactions in futures contracts for speculative purposes.

    TRACKING ERROR RISK--Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect their ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, a Fund which will have expenses such as taxes, custody, management fees and other operational costs, including brokerage fees, may not achieve its investment objective of accurately correlating to an index.

    U.S. GOVERNMENT SECURITIES--The Funds may invest in U.S. Government Securities, which include bills, notes and bonds issued by the United States Treasury, obligations issued or guaranteed by agencies of the U.S. Government including, among others, Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority and obligations issued or guaranteed by instrumentalities of the U.S. Government including, among others, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (E.G., GNMA securities), others are supported by the right of the issuer to borrow from the Treasury (E.G., Federal Farm Credit Bank securities) and still others are supported only by the credit of the instrumentality (E.G., Fannie Mae securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that, in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

    U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

    VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--The Bond Index Fund may purchase debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Fund will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during the period prior to settlement. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging, and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself, in which case there could be an unrealized loss at the time of delivery.

    These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

    The Fund will establish a segregated account and maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

    YANKEE OBLIGATIONS--Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue under Rule 144A under the Securities Act of 1933 Act (the "1933 Act"). These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

    The Yankee obligations selected for a Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

                             INVESTMENT LIMITATIONS

Neither Fund may:

 1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets.

 2. Purchase any securities which would cause more than 25% of the Fund's total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

 3. Borrow money, except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of that Fund. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, and is not for investment purposes. All borrowings will be repaid before making additional investments for that Fund, and any interest paid on such borrowings will reduce the Fund's income.

 4. Make loans, except that each Fund (i) may enter into repurchase agreements, provided that repurchase agreements and time deposits maturing in more than seven days, and other illiquid securities, including securities which are not readily marketable or are restricted, are not to exceed, in the aggregate, 10% of the Fund's total assets, (ii) may engage in securities lending as described in this Prospectus, and (iii) may purchase or hold debt instruments in accordance with its investment objectives and policies.

 5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings as described in the Prospectus in aggregate amounts not to exceed 10% of the net assets of the Fund taken at current value at the time of the incurrence of such loan and, as to the S&P 500 Index Fund, in connection with stock index futures trading as provided in the Prospectuses and this Statement of Additional Information.

 6. Invest in companies for the purpose of exercising control.

 7. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts. However, subject to its permitted investments, a Fund may purchase (i) obligations issued by companies which invest in real estate, commodities or commodities contracts, and (ii) commodities contracts related to financial instruments, such as financial futures contracts.

 8. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

 9. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a fund security.

10. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and may only purchase securities of money market funds.

11. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Prospectuses and this Statement of Additional Information or as permitted by rule, regulation or order of the SEC.

12. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

13. Purchase securities of any company which has (with predecessors) a record of less than three years continuing operations if, as a result, more than 5% of the total assets (taken at current value) would be invested in such securities.

14. Purchase warrants, puts, calls, straddles, spreads or combinations thereof.

15. Invest in interests in oil, gas or other mineral exploration or development programs.

16. Purchase restricted securities (securities which must be registered under the 1933 Act before they may be offered or sold to the public) or other illiquid securities except as described in the Prospectuses and this Statement of Additional Information.

    The foregoing percentages and percentage limitations (except the limitation on borrowings) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. These investment limitations and fundamental policies of the Trust and may not be changed without shareholder approval.

                      THE ADMINISTRATOR AND TRANSFER AGENT

    The management agreement ("Management Agreement") provides that the administrator, SEI Investments Fund Management (the "Administrator"), shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SEI Management in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

    The continuance of the Management Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Management Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable at any time without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of a Fund or by SEI Management on not less than 30 days' nor more than 60 days' written notice. This Agreement shall not be assignable by either party without the written consent of the other party.

    The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the other mutual funds including, but without limitation: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Fund, The Nevis Funds Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

    If operating expenses of either Fund exceed applicable limitations, the Administrator will pay such excess. The Administrator will not be required to bear expenses of the Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

    For the fiscal years ended March 31, 1998, 1999 and 2000, the Funds paid fees to the Administrator as follows:

                                                                            MANAGEMENT FEES
                                             MANAGEMENT FEES PAID (000)      WAIVED (000)
                                            ----------------------------  -------------------
FUND                                          1998      1999      2000    1998   1999   2000
----                                        --------  --------  --------  -----  -----  -----
S&P 500 Index Fund........................   $2,404    $3,413    $4,965   $520   $700   $705
Bond Index Fund...........................   $   78    $  127    $  170   $ 59   $ 44   $ 52

                          THE ADVISERS AND SUB-ADVISER

    SEI Investments Management Corporation ("SIMC") is a wholly-owned subsidiary of SEI Investments, a financial services company. The principal business address of SIMC and SEI Investments is Oaks, Pennsylvania, 19456. SEI Investments was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of SIMC have provided consulting advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of sub-advisers. SIMC currently serves as manager to more than [7] investment companies, including more than [37] funds, with more than $30.8 billion in assets under management as of May 31, 2000.

    SIMC is the investment adviser for S&P 500 Index Fund, and operates as a "manager of managers." As adviser to the S&P 500 Index Fund, SIMC oversees the investment advisory services provided to the Funds and manages the cash portion of the Fund's assets. Pursuant to a separate sub-advisory agreement with SIMC, and under the supervision of SIMC and the Board of Trustees, World Asset Management, LLC ("World" or the "Sub-Adviser") is responsible for the day-to-day investment management of all or a discrete portion of the assets of the Fund. Sub-advisers are selected for the Fund based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively a sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

    Subject to Board review, SIMC evaluates sub-adviser performance, and oversees sub-adviser compliance with the Fund's investment objectives, policies and restrictions. SIMC HAS ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE FUND DUE TO ITS RESPONSIBILITY TO OVERSEE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

    For its advisory services, SIMC is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of .03% of the average daily net assets of the S&P 500 Index Fund. For the fiscal year ended March 31, 1999 and 2000, the S&P 500 Index Fund paid adviser fees of $559,476, after a fee waiver of $0, and $773,306 after a fee waiver of $0, respectively) to SIMC.

    Mellon Bond Associates, LLP ("MBA") serves as the investment adviser to the Bond Index Fund. MBA has been serving as the adviser to the Bond Index Fund since October 2, 1995.

    For its advisory services, MBA is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of .07% of the average daily net assets of the Bond Index Fund. For the fiscal years ended March 31, 1998, 1999, and 2000, MBA received fees of $27,435, $34,116, and $44,222 respectively, from the Bond Index Fund.

    Each investment advisory and sub-advisory agreement (each an "Investment Advisory Agreement") provides that the adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

    The continuance of each Investment Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of the Fund or by the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or

"interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the adviser, or by the adviser on 90 days' written notice to the Trust.

    SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board of Trustees, to retain sub-advisers unaffiliated with SIMC for the Funds without submitting the sub-adviser agreements to a vote of the Fund's shareholders. The exemptive relief permits SIMC to disclose only the aggregate amount payable by SIMC to the sub-advisers under all such sub-adviser agreements for the Fund. The Fund will notify shareholders in the event of any addition or change in the identity of its sub-advisers.

    World, the sub-adviser to the S&P 500 Index Fund, is a general partnership which engages in investment management and advisory services. World is entitled to a fee for its investment sub-advisory services, which is based on the average monthly market value of the assets of the Fund. For the fiscal period ended March 31, 2000, World received fees of $771,306. Prior to November 18, 1998, World was adviser to the Fund, and any fees paid prior to that date were for advisory services. For the fiscal years ended March 31, 1997 and 1998, World received advisory fees of $234,127 and $398,677, respectively, from the Fund. Fees paid to World after November 18, 1998, were paid to World by SIMC for sub-advisory services.

                     DISTRIBUTION AND SHAREHOLDER SERVICING

    The distribution agreement (the "Distribution Agreement") is renewable annually and may be terminated by the SEI Investments Distribution Co. (the "Distributor"), a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party. No compensation is paid to the Distributor under the Distribution Agreement. The Distributor is a wholly-owned subsidiary of SEI Investments.

    The Funds have adopted shareholder servicing plans for the Class A and Class E shares (the "Service Plans"). Under these Plans, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plans, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

    Certain institutions may also charge separate fees for related services. It is possible that an institution may offer different classes of shares to its customers and thus receive compensation with respect to different classes. Certain Class A and Class E shareholders offering shares to their customers may be required to register as dealers pursuant to state laws.

                       TRUSTEES AND OFFICERS OF THE TRUST

    The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

    The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each

Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner-Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II, each of which is an open-end management investment company managed by SEI Management or its affiliates and distributed by the Distributor.

    ROBERT A. NESHER (DOB 08/17/46)--Chairman of the Board of Trustees*--Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of SIMC, the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Bishop Street Funds, The Expedition Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

    WILLIAM M. DORAN (DOB 05/26/40)--Trustee*--1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

    F. WENDELL GOOCH (DOB 12/03/32)--Trustee**--President, Orange County Publishing Co., Inc.; Publisher, Paoli News and Paoli Republican; and Editor, Paoli Republican, October 1981-January 1997. President, H&W Distribution, Inc., since July 1984. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust.

    JAMES M. STOREY (DOB 04/12/31)--Trustee**--Partner, Dechert Price & Rhoads, September 1987-December 1993. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, and SEI Tax Exempt Trust.

    GEORGE J. SULLIVAN, JR. (DOB 11/13/42)--Trustee**--Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991-December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Advisor's Inner Circle Fund, The Arbor Fund, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, and SEI Tax Exempt Trust.

    ROSEMARIE B. GRECO (DOB 03/31/46)--Trustee**--Principal, Grecoventures (consulting firm) since August 1997. President, Corestates Financial Corp., 1991-1997; Chief Executive Officer and President, Corestates Bank, N.A., 1991-1997; Director, Sonoco, Inc.; Director, PECO Energy; Director, Radian, Inc.; Trustee, Pennsylvania Real Estate Investment Trust; Director, Cardone Industries, Inc.; Director, Genuardi Markets, Inc.; Director, PRWT Comserve, Inc., Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

    EDWARD D. LOUGHLIN (DOB 03/07/51)--President and Chief Executive Officer--Executive Vice President and President--Asset Management Division of SEI Investments since 1993. Executive Vice President of SIMC and the Administrator since 1994. Senior Vice President of the Distributor, 1986-1991; Vice President of the Distributor, 1981-1986.

    TIMOTHY D. BARTO (DOB 03/28,68)--Vice President and Assistant
Secretary--Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of SIMC, the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads, 1997-1999. Associate at Richter, Miller & Finn, 1994-1997.

    TODD B. CIPPERMAN (DOB 02/14/66)--Vice President and Assistant Secretary--Senior Vice President and General Counsel of SEI Investments; Senior Vice President and General Counsel and Secretary of SIMC, the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, SIMC, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

    JAMES R. FOGGO (DOB 06/30/64)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments since January 1998. Vice President and Secretary of SIMC, the Administrator and Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

    LYDIA A. GAVALIS (DOB 06/05/64)--Vice President and Assistant
Secretary--Vice President and Assistant Secretary of SEI Investments, SIMC, the Administrator and Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

    KATHY HEILIG (DOB 12/21/58)--Vice President and Assistant
Secretary--Treasurer of SEI Investments since 1997; Vice President of SEI Investments since 1991. Vice President and Treasurer of SIMC and the Administrator since 1997. Assistant Controller of SEI Investments and Vice President of the Distributor since 1995. Director of Taxes of SEI Investments, 1987-1991. Tax Manager, Arthur Andersen LLP prior to 1987.

    ROBERT S. LUDWIG (DOB 3/12/50)--Vice President and Assistant Secretary-Employed by SEI Investments since 1985. Senior Vice President and Chief Investment Officer of SEI Asset Management Group since 1995. Chairman of SEI Investment Policy Committee since 1995. Manager of Product Development for SEI's institutional mutual funds and repurchase trading desk from 1985 to 1995. Held various product management and development positions at Chase Econometrics and Interactive Data Corporation from 1974 to 1985.

    CHRISTINE M. MCCULLOUGH (DOB 12/02/60)--Vice President and Assistant Secretary--Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of SIMC, the Administrator and Distributor since December 1999. Associate at White and Williams, LLP, 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads, 1990-1991.

    CYNTHIA M. PARRISH (DOB 10/23/59)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the SEI Investments, SIMC, the Administrator and the Distributor since August

1997. Branch Chief, Division of Enforcement, U.S. Securities and Exchange Commission, January 1995-August 1997. Senior Counsel--Division of Enforcement, U.S. Securities and Exchange Commission, September 1992-January 1995. Staff Attorney--Division of Enforcement, U.S. Securities and Exchange Commission, September 1990-September 1992.

    RICHARD W. GRANT (DOB 10/25/45)--Secretary--1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

    MARK E. NAGLE (DOB 10/20/59)--Controller and Chief Financial Officer--President of the Administrator and Senior Vice President of SEI Investments Mutual Funds Services Operations Group since 1998. Vice President of the Administrator and Vice President of Fund Accounting and Administration of SEI Investments Mutual Funds Services, 1996-1998. Vice President of the Distributor since December 1997. Senior Vice President, Fund Administration, BISYS Fund Services, September 1995-November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981-September 1995.

------------------------

 *Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act.

**Messrs. Gooch, Storey, Sullivan and Ms. Greco serve as members of the Audit
  Committee of the Trust.

    The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. Compensation of officers and affiliated Trustees of the Trust is paid by the Administrator.

                                     AGGREGATE          PENSION OR                               TOTAL COMPENSATION FROM
                                   COMPENSATION     RETIREMENT BENEFITS  ESTIMATED ANNUAL          REGISTRANT AND FUND
                                  FROM REGISTRANT   ACCRUED AS PART OF    BENEFITS UPON         COMPLEX PAID TO TRUSTEES
NAME OF PERSON AND POSITION       FOR FYE 3/31/00      FUND EXPENSES        RETIREMENT               FOR FYE 3/31/00
---------------------------      -----------------  -------------------  ----------------  -----------------------------------
Robert A. Nesher, Trustee......       $    0                $0                  $0         $0 for services on 8 boards
William M. Doran, Trustee......       $    0                $0                  $0         $0 for services on 8 boards
F. Wendell Gooch, Trustee......       $4,747                $0                  $0         $104,750 for services on 8 boards
Rosemarie B. Greco, Trustee+...       $1,196                $0                  $0         $27,750 for services on 8 boards
James M. Storey, Trustee.......       $4,747                $0                  $0         $104,750 for services on 8 boards
George J. Sullivan, Trustee....       $4,747                $0                  $0         $104,750 for services on 8 boards

------------------------

+   Ms. Greco was appointed a member of the Board of Trustees on March 20, 2000.

    Mr. Edward W. Binshadler is a Trustee Emeritus of the Trust. Mr. Binshadler serves as a consultant to the Audit Committee and receives as compensation, $5,000 per Audit Committee meeting attended.

                                  PERFORMANCE

    From time to time, a Fund may advertise yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in such Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over a one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:
                              6
        Yield = 2[(a-b/cd + 1) - 1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

    Actual yield will depend on such variables as asset quality, average asset maturity, the type of instruments a Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors. For the 30-day period ending March 31, 2000, the yield for the Class A S&P 500 Index Fund was 0.78%, the yield for the Class E S&P 500 Index Fund was 0.93% and the yield for the Class A Bond Index Fund was 6.34%.

    From time to time, each Fund may advertise total return. The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:
                n
        P(1 + T) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

    Based on the foregoing, the average annual total return for the Funds from inception through March 31, 2000, and for the one, five and ten year periods ended March 31, 2000 were as follows:

                                                              AVERAGE ANNUAL TOTAL RETURN
                                                     ---------------------------------------------
                                                                                           SINCE
FUND                                  CLASS          ONE YEAR    FIVE YEAR   TEN YEAR    INCEPTION
----                                  -----          ---------   ---------   ---------   ---------
S&P 500 Index Fund                    A............   20.56%        N/A         N/A       25.56%
                                      E............   20.82%      28.29%      17.94%      17.97%

Bond Index Fund                       A............   -1.51%       7.33%       7.09%       7.33%

                       PURCHASE AND REDEMPTION OF SHARES

    The purchase and redemption price of shares is the net asset value of each share. A Fund's securities are valued by SEI Management pursuant to valuations provided by an independent pricing service (generally the last quoted sale price). Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method. Pricing services may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Pricing services may also provide market quotations. The procedures of pricing service and their valuations are reviewed by the officers of the Trust under the general supervision of the Trustees. Fund securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each Business Day (defined as days on which the New York Stock Exchange ("NYSE") is open for business ("a Business Day")) or, if there is no such reported sale, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price.

    Shares of a Fund may be purchased in exchange for securities included in that Fund subject to SEI Management's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the Shareholder to the Trust upon receipt from the issuer.

    SEI Management will not accept securities for a Fund unless: (1) such securities are appropriate for the Fund at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the Shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise; (4) such securities are traded on the American Stock Exchange, the NYSE or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Trust's Board of Trustees; and (5) the securities may be acquired under the investment restrictions applicable to the Fund.

    The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, SEI Management, the Distributor and/or the Custodian is not open for business. The NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

    It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from the Fund of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets in cash. A gain or loss for federal income tax purposes would be realized by a shareholder subject to taxation upon an in-kind redemption depending upon the shareholder's basis in the shares of the Fund redeemed.

                                     TAXES

    The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Certain legislation proposed at the time of writing, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A RIC

    Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject. In order to qualify for treatment as a RIC under the Code, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, including net short-term capital gain) and 90% of its net tax-exempt interest income, if any (the excess of its tax-exempt interest income over certain deductions attributable to that income), ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or certain other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks or securities;
(ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and
(iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that are engaged in the same, similar or related trades or businesses, if the Fund owns at least 20% of the voting power of such issuers.

    Notwithstanding the Distribution Requirement described above, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute to its shareholders by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year).

    If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

    Although each Fund intends to distribute substantially all of its net investment income and capital gains for any taxable (I.E., fiscal) year, a Fund will be subject to Federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gains distributions) will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders who have held shares for more than 45 days during the 90-day period beginning on the date which is 45 days before the date on which such shares become exdividend with respect to such dividend. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

TAX STATUS OF DISTRIBUTIONS

    Dividends from a Fund's net investment income will be taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Fund's earnings and profits. Dividends paid by the S&P 500 Index Fund will be eligible for the dividends-received deduction allowed to corporate shareholders to the extent they are derived from dividends from domestic corporations, subject to certain limitations; however, dividends received by a corporate shareholder which qualify for the dividends-received deduction may be subject to the alternative minimum tax.

    Each Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If a Fund distributes its net capital gains to shareholders, such gains will not qualify for the dividends received deduction, and they are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held shares. Conversely, if a Fund elects to retain its net capital gains, such Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate capital gains tax rate. In this event, it is expected that a Fund will elect to have its shareholders treated as having received a distribution of such gains, with the result that they will be required to report such gains on their federal income tax returns as long-term capital gains, will receive a tax credit for their allocable share of capital gains tax paid by the Fund on the gains, and will increase the tax basis for their shares by an amount equal to the deemed distribution less the tax credit.

    Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

    A Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions payable to any individual or non-corporate shareholder who (1) has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding. Non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in a Fund.

    The S&P 500 Index Fund may invest in stock index futures. The use of stock index futures contracts involves specialized and complex income tax rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund and thereby affect the amount and proportion of income that will be available for distribution as dividends or capital gain distributions.

    Stock index futures contracts held by the Fund at the end of each taxable year will be required to be "marked to market" for Federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss taxed pursuant to this rule will be added to realized gains and losses recognized on other futures contracts sold by the Fund during the year, and the resulting gain or loss will be deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund may elect to exclude certain hedging transactions from the mark-to-market rule. Gain from hedging transactions is treated as ordinary income.

    The Trust has obtained a private letter ruling from the Internal Revenue Service confirming that the income and assets attributable to transactions in stock index futures contracts qualify under the above-described income and asset tests applicable to RICs.

    For purposes of the Distribution Requirement (as well as for other purposes) the Bond Index Fund will be required to treat any recognized market discount on debt obligations which it holds as interest income. Generally, market discount is the amount by which the stated redemption price of a bond exceeds the amount paid by a purchaser of the bond (most common where the value of a bond decreases after original issue as a result of a decline in the creditworthiness of the issuer or an increase in prevailing interest rates). Generally, market discount is recognized on the disposition, or receipt of any principal payment, with respect to a bond bearing market discount, by treating a portion of the proceeds as interest income. The application of these rules (and the rules regarding original issue discount) to debt obligations held by the Bond Index Fund could affect (i) the amount and timing of distributions to shareholders and (ii) the ability of the Fund to satisfy the Distribution Requirement.

    Investment income received by the Bond Index Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The Bond Index Fund will not be able to elect to treat its shareholders as having paid their proportionate share of such taxes for foreign tax purposes.

STATE TAXES

    Neither Portfolio is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for Federal income tax purposes. Distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes. Since state and local tax consequences may differ from the federal income tax consequences discussed above, shareholders are urged to consult their tax advisers on state and local tax matters.

                             PORTFOLIO TRANSACTIONS

    The Trust has no obligation to deal with any broker or dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, each adviser is responsible for placing orders to execute fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While each adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust's policy of investing in securities with short maturities will result in high portfolio turnover. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

    The Trust does not expect to use one particular broker or dealer, but, subject to the Trust's policy of seeking the best net results, dealers who provide supplemental investment research to an adviser may receive orders for transactions by the Trust. Information so received will be in addition to and not in lieu of the services required to be performed by an adviser under its Investment Advisory Agreement, and the expenses of an adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

    The money market securities in which the Funds invest are traded primarily in the over-the-counter market and generally do not involve either brokerage commissions or transfer taxes. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, each adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. The cost of executing portfolio securities transactions of the Fund will primarily consist of dealer spreads and underwriting commissions.

    Each Fund may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the rules and regulations thereunder. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

    Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, each adviser may place portfolio orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

    It is expected that the Fund turnover rate will normally not exceed 100% for any Fund. A Fund turnover rate would exceed 100% if all of its securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less, are replaced in the period of one year. Turnover rates may vary from year to year and may be affected by cash requirements for redemptions and by requirements which enable a Fund to receive favorable tax treatment.

    The portfolio turnover rate for the S&P 500 Index Fund for the fiscal years ending March 31, 1998, 1999 and 2000 were 4%, 7%, and 7%, respectively. The portfolio turnover rate for the Bond Index Fund for the fiscal years ending March 31, 1998, 1999, and 2000 were 44%, 40%, and 47%, respectively.

    For the fiscal years ended March 31, 1998, 1999, and 2000, the S&P 500 Index Fund paid brokerage commissions of $89,956, $115,647, and $132,041.69, respectively. For the fiscal years ended March 31, 1998, 1999, and 2000, the Bond Index Fund paid no brokerage commissions.

                             DESCRIPTION OF SHARES

    The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in such Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional portfolios of shares or classes of portfolios. Share certificates representing the shares will not be issued.

                       LIMITATION OF TRUSTEES' LIABILITY

    The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his wilful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

                                 CODE OF ETHICS

    The Board of Trustees of the Trust has adopted a code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the investment advisers and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

                                 VOTING RIGHTS

    Each share held entitles the shareholder of record to one vote. Shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but aproval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

                             SHAREHOLDER LIABILITY

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a Trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the

Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because, the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of July 1, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. The Trust believes that most of the shares referred to above were held by the above persons in accounts for their fiduciary, agency, or custodial customers:

NAME AND ADDRESS OF SHAREHOLDER                               NUMBER OF SHARES   PERCENT OF FUNDS
-------------------------------                               ----------------   ----------------
S&P 500 INDEX FUND--CLASS A

SEI Trust Company                                               19,358,624       86.53%
Attn: Jaqueline Esposito
680 E. Swedesford Road
Wayne, PA 19087-1610

BOND INDEX FUND--CLASS A

Capital City Trust Company                                         390,241        5.67%
Attn: Linda Glessner
P.O. Box 1549
Tallahassee, FL 32302-1549

Bank of Stockton                                                   767,192       11.14%
Trust Department
P.O. Box 1110
Stockton, CA 95201-1110

SEI Trust Company                                                  685,245        9.90%
Attn: Jacqueline Esposito
680 E. Swedesford Road
Wayne, PA 19087-1610

Nabank & Co.                                                       456,585        6.60%
Attn: Record Keeping
P.O. Box 2180
Tulsa, OK 74101-2180

The Fulton Company                                               2,103,875       30.55%
c/o Fulton Bank Trust Dept.
Attn: Dennis Patrick
One Penn Square
Lancaster, PA 17602-2853

New Haven Savings Bank                                             428,382        6.22%
Attn: Joan Hemperly
195 Church St.
New Haven, CT 06510-2009

NAME AND ADDRESS OF SHAREHOLDER                               NUMBER OF SHARES   PERCENT OF FUNDS
-------------------------------                               ----------------   ----------------
S&P 500 INDEX FUND--CLASS E

Nationwide Life Insurance Company                                3,867,118        8.35%
Nationwide GPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

SEI Trust Company                                                5,590,726       12.11%
Attn: Jacqueline Esposito
680 E. Swedesford Road
Wayne, PA 19087-1610

Nationwide Life Insurance Company                                4,434,975        9.60%
c/o NACO - IPO Portfolio Accounting
Attn: Denise Bradley
P.O. 182029
Columbus, OH 43218

Nationwide Life Insurance Company                                3,049,120        6.59%
Nationwide Ohio
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Charles Schwab & Co. Inc.                                        2,398,201        5.19%
101 Montgomery Street
Attn: Mutual Funds Dept.
San Francisco, CA 94104-4122

                                   CUSTODIAN

    Comerica Bank, the custodian for the Funds, holds cash, securities and other assets of the Trust as required by the 1940 Act. The principal business address of Comerica Bank is 411 W. Lafayette, Detroit, Michigan 48226.

                                    EXPERTS

    The financial statements incorporated by reference into this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

                                 LEGAL COUNSEL

    Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

                              FINANCIAL STATEMENTS

    The Trust's financial statements for the fiscal year ended March 31, 2000, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference to the Trust's 2000 Annual Report. A copy of the 2000 Annual Report must accompany the delivery of this Statement of Additional Information.

                                                                    SEI-F-047-09